UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Courtney R. Taylor
The American Funds Income Series
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

U.S. Government Securities Fund®

[photo of the Thomas Jefferson Memorial in Washington DC at dusk]

Special feature

Comprehensive research: A top-down, bottom-up approach to portfolio construction

See page 4

Annual report for the year ended August 31, 2012

U.S. Government Securities Fund seeks a high level of current income, as well as preservation of capital, by investing primarily in securities guaranteed or sponsored by the United States government.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2012 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 3.75% maximum sales charge	–0.76%	4.90%	3.93%

The total annual fund operating expense ratio is 0.60% for Class A shares as of the prospectus dated November 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2012, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.65%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.10%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

[photo of the Thomas Jefferson Memorial in Washington DC at dusk]
For the 12 months ended August 31, 2012, U.S. Government Securities Fund produced a total return of 4.5%. In comparison, the unmanaged Barclays U.S. Government/Mortgage-Backed Securities Index, the fund’s benchmark, returned 4.3%. The Lipper General U.S. Government Funds Average (a peer group of funds) returned 5.2%.

Income is a key element of the fund’s total return. The fund provides income in the form of monthly dividends, which totaled about 18 cents a share for the 12-month period. This amounts to an income return of about 1.3% for investors who reinvested dividends. A capital gain distribution of 31 cents a share was paid in December.

The fund has maintained a lower duration (a summary measure of interest rate risk in a portfolio) than the peer group average, because if interest rates rise, longer duration investments could decline in value. In addition, some of the funds in the peer group have meaningful holdings in corporate bonds, while others specialize in long-maturity Treasuries. What sets this fund apart is a commitment to purely government-sponsored securities and a moderate duration.

While equity markets have been volatile over the past few years, U.S. Government Securities Fund has proven to be a relatively stable investment, achieving a positive return in each of the past 13 fiscal years. As such, it has served its role of helping to diversify and balance investor portfolios.

Bond market overview

U.S. interest rates declined during the period — a result of weakness in the U.S. economy, concern over the euro zone and sustained quantitative easing from the Federal Reserve. The Fed’s intervention in the market has suppressed interest rates, helping to keep them well below their long-run averages. While the economy showed improvement and registered consecutive quarters of growth, interest rates ended the period at their lowest levels in decades.

Mortgage rates which are benchmarked off Treasuries have also fallen to historic lows, as have the yields on mortgage-backed securities (MBS), which are trading at very tight spreads. Many homeowners have refinanced to lower coupon mortgages as rates have declined; household finances have strengthened and lending standards have begun to ease. Various government initiatives have also helped homeowners refinance out of mortgages with high loan-to-value ratios.

[Begin Sidebar]
Results at a glance
For periods ended August 31, 2012, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 10/17/85)
U.S. Government Securities Fund
(Class A shares)	4.50%	5.83%	4.48%	6.48%

Barclays U.S. Government/
Mortgage-Backed Securities Index*	4.29	6.35	5.16	7.43

Lipper General U.S.
Government Funds Average	5.17	5.84	4.45	6.40

*The index is unmanaged and, therefore, has no expenses.
[End Sidebar]

[Begin Sidebar]
In this report

Special feature

4	Comprehensive research: A top-down, bottom-up approach to portfolio construction

Contents

1	Letter to investors

3	The value of a long-term perspective

9	Summary investment
portfolio

12	Financial statements

27	Board of trustees and
other officers
[End Sidebar]

Inside the portfolio

U.S. Government Securities Fund invests predominantly in debt obligations which are guaranteed or sponsored by the federal government. These include Treasury bonds and notes, the direct debt of federal agencies and a variety of agency mortgage-backed obligations. Throughout the period, the fund’s portfolio counselors adjusted the blend of these securities in response to, and in anticipation of, evolving market conditions. The fund’s percentage of cash holdings increased.

We reduced holdings in Treasuries and increased holdings in agency mortgage-backed securities, which are sponsored by the government and have tended to provide a higher yield than Treasuries. Mortgages made up the largest component of fund holdings. We gradually reduced holdings in higher coupon mortgages and added to holdings in lower coupon mortgages. This was in part due to refinancing risk and in part to seek to take advantage of potentially attractive opportunities among lower coupon securities.

Our investment professionals have focused on managing potential prepayment risks from mortgage refinancing. One strategy has been to invest in mortgages that have characteristics making them less likely to prepay. These include, for example, loans with high loan-to-value ratios or small loan sizes, or loans that have already been refinanced under the federal “Making Home Affordable” program.

Holdings in low-coupon 15-year mortgage-backed securities have increased. These securities have attractive yields compared to Treasuries and have tended to be less sensitive to rising interest rates and spread widening than 30-year mortgages. As with investments in 30-year mortgages with lower coupons, these investments represented potential opportunities for the fund.

To learn more about the research process behind the fund’s investments, we invite you to read our feature article, “Comprehensive research: A top-down, bottom-up approach to portfolio construction,” beginning on page 4. The summary investment portfolio, beginning on page 9, offers more complete details of the various government securities and sectors held by the fund as of August 31, 2012.

Looking ahead

The months ahead present heightened uncertainty on several fronts, including the situation in Europe, U.S. fiscal policy and the U.S. debt ceiling negotiations. Low bond yields are a reflection of the many uncertainties. The Fed has further extended its forecast of exceptionally low interest rates to mid-2015. In September 2012, the Fed announced a new round of open-ended MBS purchases in order to stimulate the housing market and reduce unemployment. Additional government initiatives — such as a program that aims to make it easier to refinance with a different lender — will likely further encourage homeowners to refinance. But the momentum in refinancing may begin to abate over time.

With fiscal tightening likely in the coming year, the U.S. economy does not appear poised to strengthen dramatically. Europe is undertaking austerity measures while the European Central Bank works to stabilize financial markets. The outlook for Asia, while not dismal, is one of uncertain growth. In this climate, we do not expect interest rates to rise sharply. If they do rise, as long as the increase is gradual, the fund should be able to reinvest at higher yields as bonds mature or pay coupons. The fund’s moderate duration may also help cushion the fund against a potential rise in rates.

We believe government securities will remain an important component of a balanced portfolio even if interest rates do eventually trend higher. We strive to maintain a very-high-quality portfolio that can help protect against economic uncertainties as they impact other portions of investors’ individual portfolios. As always, we carefully monitor the economic and interest rate environment, with the goal of anticipating impending changes in the bond markets and thus reducing volatility within the portfolio.

We thank you for your continued confidence and support and look forward to reporting to you again in six months.

Cordially,

/s/ Thomas H. Høgh

Thomas H. Høgh
President

October 15, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Treasury yield curves at the beginning and end of the fiscal year

[begin line chart]
	8/31/2011	8/31/2012

3 Month	0.013%	0.074%
6 Month	0.046	0.129
2 Year	0.201	0.222
5 Year	0.963	0.591
10 Year	2.224	1.549
30 Year	3.602	2.673
[end line chart]
Source: Bloomberg
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown (for the period October 17, 1985, to August 31, 2012, with distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
Fiscal Year End	U.S. Government Securities Fund	Barclays U.S. Government/Mortgage-Backed Securities Index3	Consumer Price Index (inflation)5	Lipper General U.S. Government Funds Average4

10/17/1985	$9,625	$10,000	$10,000	$10,000
8/31/1986	$10,919	$11,891	$10,092	$11,671
8/31/1987	$11,095	$12,028	$10,524	$11,696
8/31/1988	$12,028	$13,014	$10,948	$12,510
8/31/1989	$13,210	$14,714	$11,463	$13,829
8/31/1990	$14,280	$15,814	$12,107	$14,671
8/31/1991	$16,025	$18,109	$12,567	$16,539
8/31/1992	$18,126	$20,488	$12,962	$18,572
8/31/1993	$20,372	$22,635	$13,321	$20,589
8/31/1994	$19,621	$22,324	$13,707	$19,978
8/31/1995	$21,308	$24,760	$14,066	$21,978
8/31/1996	$22,023	$25,792	$14,471	$22,610
8/31/1997	$24,023	$28,307	$14,793	$24,701
8/31/1998	$26,353	$31,390	$15,032	$27,195
8/31/1999	$26,342	$31,651	$15,373	$27,059
8/31/2000	$28,204	$34,142	$15,897	$28,926
8/31/2001	$31,224	$38,143	$16,329	$32,026
8/31/2002	$33,581	$41,485	$16,624	$34,654
8/31/2003	$34,350	$42,616	$16,983	$35,293
8/31/2004	$35,894	$45,018	$17,433	$36,877
8/31/2005	$37,054	$46,799	$18,068	$38,084
8/31/2006	$37,438	$47,747	$18,758	$38,479
8/31/2007	$39,205	$50,406	$19,128	$40,331
8/31/2008	$41,450	$54,195	$20,155	$42,257
8/31/2009	$44,531	$58,605	$19,856	$45,321
8/31/2010	$48,009	$62,978	$20,084	$49,060
8/31/2011	$49,798	$65,766	$20,841	$50,816
8/31/2012	$52,041	$68,586	$21,194	$52,940
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3The index is unmanaged and, therefore, has no expenses.
4Results of the Lipper General U.S. Government Funds Average do not reflect any sales charges.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period October 17, 1985 (when the fund began operations), though August 31, 1986.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2012)*

	1 year	5 years	10 years
Class A shares	0.61%	5.02%	4.08%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Comprehensive research:
A top-down, bottom-up approach to portfolio construction

In their efforts to identify attractive opportunities, the investment professionals of U.S. Government Securities Fund rely on a dynamic and complex research process. Two groups in particular — the mortgages group and U.S. rates group — produce a substantial body of research in support of the fund’s goals.

[photo of the Washington Monument]
The investment analysts and portfolio counselors of U.S. Government Securities Fund work together closely to develop, interpret and act upon in-depth research that has the potential to benefit the fund. “Research plays an essential role in our fund,” says portfolio counselor Thomas Høgh.

“We’re drawing upon the work of many talented analysts,” says portfolio counselor Wesley Phoa. “Their efforts allow us to stay focused on our fund’s clear mission, which is to be a safe counterbalance to the riskier parts of investors’ portfolios, offsetting declines in periods when riskier assets are struggling.”

In an organization driven by proprietary fundamental research, analysts covering different sectors communicate their insights at regular meetings and in numerous informal exchanges. Fixed-income and equity analysts share their findings so that, for example, bond analysts who make top-down recommendations can benefit from bottom-up insights on the economy from equity and credit analysts. A macroeconomic group provides higher level views on economic trends, contributing to the wealth of information available.

The research behind the fund’s two largest areas of investment — agency mortgage-backed securities and U.S. Treasuries — is particularly substantive. Two distinct teams — one focused on mortgages and the other on U.S. interest rates — drive the investment strategies implemented in the fund.

[Begin Photo Caption]
[photo of David Betanzos]
“Agency mortgages have never been a more central part of our investment focus. They have been a terrific contributor to fund results, and we believe they can continue to be a long-term positive contributor to the fund.”
— David Betanzos, investment analyst
[End Photo Caption]

The Mortgages Group

The fund has considerable holdings in agency mortgage-backed securities. These securities are either directly guaranteed by the U.S. government, as in the case of Ginnie Mae, or backed by a government commitment to support the underlying issuer, as with Fannie Mae and Freddie Mac. Because they are government-sponsored, any losses resulting from a failure of borrowers to pay back loans are absorbed by the government, not by the securities in which the fund invests.

“Agency mortgages have never been a more central part of our investment focus,” says investment analyst David Betanzos. “They have been a terrific contributor to fund results, and we believe they can continue to be a long-term positive contributor to the fund.”

Mortgages have been attractive to the fund’s investment professionals because they have very high credit quality — the same as the U.S. government — but have typically offered a higher yield than U.S. Treasuries. The reason for the higher yield is that, unlike U.S. Treasuries, the timing of mortgage cash flows is uncertain. This is because homeowners may choose to pay off the mortgage early by refinancing into another mortgage, selling the property or otherwise repaying the mortgage.

The fund relies on a dedicated mortgage research group that scrutinizes the marketplace for agency mortgage-backed securities. In addition to David, the group includes portfolio counselor Fergus MacDonald and investment analyst Oliver Edmonds, with additional contributions from traders Bob Baggott and Ritchie Tuazon. Their challenge is to gauge the value the market is placing on the ability of homeowners to refinance their loans, and to assess how much mortgage rates may vary in the future. They communicate frequently with each other and share their research and recommendations across the organization.

“We’re trying to understand how the propensity for borrowers to take advantage of lower interest rates is changing and how it may change in the future, whether because of economic factors, underwriting standards or shifts in government policy,” David says.

A changing landscape for mortgages

The market for agency mortgage-backed securities is substantial — more than $4.5 trillion in outstanding securities. After accounting for the U.S. government securities that the U.S. Federal Reserve and other central banks have purchased, there are actually more agency mortgage-backed securities currently available for investment than U.S. Treasuries. They are owned by commercial banks, central banks, insurance companies, money managers, pension funds and hedge funds, along with mutual funds.

To illustrate the importance of research in the agency mortgage sector, consider how much the market has changed in just a few years. During the housing boom, a highly efficient mortgage system developed. Homeowners, working with brokers, could refinance mortgages very quickly. After the housing decline, there was a tremendous retrenchment: Underwriting standards tightened, brokers were removed from the process, property appraisals became stricter and many borrowers became unable to qualify under even basic standards because they no longer had sufficient equity in their homes.

“The process of refinancing a home shifted from extremely quick and efficient to the slowest it had been in 30 years,” David says. At the same time, those who have been able to qualify to refinance have tended to be excellent candidates with high credit scores, high income and low loan-to-value ratios. And they tend to refinance quickly when rates decline. Conversely, the borrowers with high interest rate loans — those who should be more likely to refinance — have not done so because they have trouble qualifying. More recently, some of the barriers have been removed so that people in high loan-to-value mortgages can get help with their mortgages.

[Begin Photo Caption]
[photo of Anne Vandenabeele]
“I begin my research with two questions: ‘Is the market’s economic outlook correct, and are the yields we’re seeing fair given investors’ expectations?’”
— Anne Vandenabeele, investment analyst
[End Photo Caption]

“Because mortgages are such an important component of the fund, the research is essential to identify which parts of the mortgage market are attractive to invest in,” Thomas says. “There’s a lot of choice in this area — including 15- and 30-year fixed-rate mortgages, higher and lower coupons and prepayment-protected bonds — so selecting what part of the market to be active in is crucial for the fund’s ability to achieve results for fund investors.”

Although agency mortgages have strong credit quality, there are risks associated with investing in them. “Virtually all agency mortgages are priced above 100 cents on the dollar, and the big risk is that mortgage prepayments occur faster than expected,” portfolio counselor Fergus MacDonald says. “That’s where our analyst research helps in identifying the right mortgages to buy.”

In the past year, for example, “We have been buying a lot of prepayment-protected bonds, which means as prepayments go up, we have been insulated from that,” Thomas says. “As various parts of the market become more or less attractive, we have been shifting between coupons.”

Selecting mortgage-backed securities for the fund

“From a bottom-up perspective, we seek to take advantage of market mispricing of interest rate variability or the degree to which borrowers will or will not tend to refinance,” David says. “We aim to profit when the future pans out in a fashion more consistent with our research and views than what the market is expecting.”

“We’re not constantly turning over our mortgage holdings, but if you look at the fund’s holdings six months ago compared to today, you’ll see quite a noticeable difference in the mix of mortgages we own,” Wesley says.

The investment professionals can invest in a variety of mortgage pools for the fund. As Wesley explains, “We could buy pools backed by mortgages that were recently created. They have a low coupon, and they’re not likely to be refinanced quickly because they were recently originated.”

Another example of a mortgage-backed security is a high-coupon pool with mortgages originated several years earlier when rates were higher. Those securities are more expensive and have the potential to get paid off as homeowners seek more favorable rates. “But that might be a risk we’re willing to take on for various reasons,” Wesley says. “For example, maybe the mortgagors had plenty of opportunity to refinance in the past but chose not to, suggesting that they’re less responsive to refinancing opportunities than the typical borrower.”

The investment professionals may also choose to invest in hybrid adjustable-rate mortgages (ARMs), a sector in which investment analyst Oliver Edmonds pays particularly close attention. “Agency hybrid ARMs are a shorter duration, similarly high-quality alternative to 15-year fixed-rate agency mortgages,” Oliver says. “They can offer attractive yields and spreads versus U.S. Treasuries of comparable duration. However, the sector is much smaller than the 15-year fixed-rate agency mortgage market and is shrinking in size due to reduced popularity and the limited availability of hybrid ARM loans since 2008.”

The U.S. Rates Group

Another research group that plays a pivotal role for the fund is the U.S. rates group. It includes investment analysts Benson Durham and Anne Vandenabeele and portfolio counselors Kevin Adams, Thomas Høgh and Wesley Phoa. Traders Ritchie Tuazon and Bob Baggott also contribute insights to the group. After mortgages, U.S. Treasuries are the fund’s largest area of investment, and rates research helps determine how the fund invests in Treasuries along the yield curve and manages its overall interest rate risk.

Each member of the U.S. rates group uses a different approach to try to answer two key questions. The first is where interest rates overall are headed in the short to medium term. The second is how rates are likely to change along the yield curve. While their predictions are averaged to create a team view on duration (a summary measure of interest rate risk in a portfolio), their individual perspectives and recommendations have equal prominence with the team outlook.

“Although we calculate an average for duration, there’s no house view,” says Benson, who worked as a economist at the Federal Reserve before becoming an investment analyst here. “Portfolio counselors definitely have their own duration views and articulate them.”

Rates research in the fund

“Team members tend to look at things in different ways, which creates a rich, complementary pool of research that generates a lot of ideas for us,” Thomas says. “Our research on rates helps us in our effort to anticipate changes in the Treasury yield curve and invest most proficiently along the curve.”

“Most investors try to form a view on where the economy and rates are headed and then position their portfolios accordingly,” Benson says. “I also consider whether the yields of Treasuries with various maturities are appropriate given investors’ expectations about economic factors like inflation, GDP growth and budget deficits. If yields are inconsistent with the usual relationships, it may provide a signal about where to invest along the Treasury yield curve. This requires looking carefully at relevant historical data to see what those relationships are.”

[photo of the side of the Department of the Treasury building]
[Begin Sidebar]
The U.S. Treasury yield curve

The Treasury yield curve is composed of market yields for major Treasury issues, and is a fluid measurement that has changed many times over the years. These examples illustrate the three basic shapes of the yield curve. Analyzing the curve and making predictions about changes to the curve are important components of the research process.

Positive, upward sloping curve                           2/29/12

[begin line chart]
3 Month	0.079%
6 Month	0.129
2 Year	0.295
3 Year	0.411
5 Year	0.860
10 Year	1.972
30 Year	3.085
[end line chart]
The normal shape of the curve is positive, upward sloping, with yields progressively higher as maturities extend.

Flat curve                                    5/25/07

[begin line chart]
3 Month	4.866%
6 Month	4.961
2 Year	4.856
3 Year	4.800
5 Year	4.796
10 Year	4.859
30 Year	5.003
[end line chart]
The flat curve is an intermediate posture that occurs most often when the Federal Reserve is raising short-term interest rates.

Inverted curve                                 2/28/07

[begin line chart]
3 Month	5.178%
6 Month	5.150
2 Year	4.804
3 Year	4.707
5 Year	4.655
10 Year	4.672
30 Year	4.778
[end line chart]
The inverted curve is a relatively rare occurrence that often anticipates a decline in economic activity and rate cut by the Federal Reserve, as it did here.

Source: Bloomberg
[End Sidebar]

[Begin Photo Caption]
[photo of Benson Durham]
“Rather than pick a single measure to capture the factors that affect yields, I consider a broader set of plausible measures and let the data speak as to which ones are driving the relationship.”
 — Benson Durham, investment analyst
[End Photo Caption]

Anne, who trained at Oxford as an economist, examines a multitude of macroeconomic data to gauge where the economy is likely to go in the near and long term. She then compares her conclusions to what other market participants think, as reflected by surveys and implied by market prices. If there are discrepancies, she recommends ways to benefit if there is a readjustment of market expectations.

According to Anne, “I begin my research with two questions: ‘Is the market’s economic outlook correct, and are the yields we’re seeing fair given investors’ expectations?’ Benson will often have a view on fair value but not a view on whether the market consensus is right or wrong. I more often have a view on whether the consensus is right based on my economic research.”

Selecting the right Treasuries

After evaluating duration and yield curve, the next challenge is to select individual securities. “There can be inconsistencies between prices of similar bonds, as individual bonds can trade above or below the Treasury yield curve as a whole,” Benson says. “So, there may be an opportunity to generate excess returns that are independent of views about the overall direction of Treasury yields.”

In order to try to identify the most attractive opportunities for the fund, part of Benson’s research involves determining how risk along the curve is being valued by the market. “I’ll run a thousand or so regressions in order to assess how the market is valuing relative liquidity and other special characteristics of different bonds along the Treasury curve, and about a hundred regressions to measure the relationship between the Treasury curve and economic factors,” Benson explains. “I’d characterize this as making an extra-careful allowance for how many different ways there are to capture important variables that affect rates. I don’t want the portfolio to be sensitive to an arbitrary judgment about how things should be measured.”

The fund also has the ability to invest in inflation-protected bonds. Portfolio counselor Kevin Adams pays close attention to these securities. “Inflation-protected bonds offer additional stability if inflation increases,” he says. “We can easily increase our exposure if we think the inflation rate is likely to rise, and recently we have been adding to these investments.”

Trading: the final selection

The traders execute the buy and sell orders of the fund’s investment professionals. But they do much more for the fund. “Our traders are our eyes and ears on what’s happening in the markets,” Benson says. “They give us minute-by-minute updates around key data releases. They also summarize what’s moving markets at a very high frequency. And when they execute trades for us, they find the best prices, seek to have minimal impact on the market, and brief us on how the market responds.”

The traders look both at incremental opportunities to maximize the value of trades, but also at more qualitative trends in the marketplace. “Part of my role is talking with other market participants,” says trader Ritchie Tuazon. “We talk about potential trades, but also about policy actions or ways to interpret economic data. Talking to market makers to see what they’re thinking can help me develop my own thoughts.”

The portfolio counselors, investment analysts and traders work together to try to select the most favorable securities for the fund at the individual security (or pool) level. “I find that a huge amount of how I can add value is by trying hard to make sure we don’t do the wrong thing,” says trader Bob Baggott.

“The traders understand the methods we use to fit the term structure and the models we use to select individual bonds, and they recognize when something goes wrong,” Benson adds. “And because they’re the ones who get the trades done, they’re the last check on our strategies.” ■

Summary investment portfolio   August 31, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	Percent of net assets
Federal agency mortgage-backed obligations	55.5%
U.S. Treasury bonds & notes	23.1
Federal agency bonds & notes	7.0
Short-term securities & other assets less liabilities	14.4
[end pie chart]

Breakdown of mortgage-backed obligations	Percent of net assets

30-year pass-throughs:
Fannie Mae	32.9%
Ginnie Mae	4.3
Freddie Mac	3.6	40.8%
15-year pass-throughs		8.6
Other		6.1
Total		55.5%

Quality breakdown*	Percent of net assets

U.S. government obligations†	30.8%
Federal agencies	54.6
Unrated	.2
Short-term securities & other assets less liabilities	14.4

Long-term obligations of the U.S. government and federal agencies are currently rated AAA by at least one rating agency. These obligations are currently rated AA+ by S&P.

*Bond ratings which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund's investment policies. Securities in the "unrated" category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund's investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are guaranteed by the full faith and credit of the United States government.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 85.59%	(000)	(000)	assets
Federal agency mortgage-backed obligations (1) - 55.47%
Fannie Mae:
3.00% 2027 (2)	$507,887	$535,900
6.00% 2038	92,251	101,968
6.00% 2038	60,881	67,261
6.00% 2038	36,462	40,283
6.00% 2039	66,893	73,902
4.00% 2040	88,047	94,548
4.50% 2040	107,050	116,227
5.00% 2040	35,611	39,249
4.00% 2041	39,608	42,533
4.00% 2041	38,104	41,775
4.50% 2041	78,689	85,582
4.50% 2041	53,073	57,722
4.50% 2041	49,098	53,399
3.50% 2042 (2)	408,740	433,456
3.50% 2042	41,167	44,041
3.50% 2042	40,573	43,406
5.50% 2042 (2)	79,581	87,328
6.00% 2042 (2)	84,499	93,134
0%-11.317% 2012-2047 (2) (3)	1,070,359	1,163,778	43.83%
Freddie Mac:
5.50% 2038	44,966	49,141
5.50% 2039	46,742	51,126
0%-11.428% 2014-2042 (2) (3)	266,379	287,278	5.28
Government National Mortgage Assn.:
3.50% 2042 (2)	41,876	45,291
2.50%-10.00% 2019-2058 (2) (3)	300,182	328,267	5.09
Vendee Mortgage Trust 3.75%-5.25% 2028-2035	65,823	74,777	1.02
Other securities		18,222	.25
		4,069,594	55.47

U.S. Treasury bonds & notes - 23.09%
U.S. Treasury:
1.375% 2012	83,505	83,714
1.125% 2013	151,290	152,419
2.625% 2014	50,215	52,503
2.125% 2015	72,500	76,774
11.25% 2015	90,530	114,803
1.50% 2016	36,875	38,422
2.125% 2016	58,100	61,681
2.375% 2016	40,200	43,058
0.875% 2017	43,500	44,166
2.50% 2017	64,000	69,853
3.25% 2017	44,850	50,379
3.50% 2018	51,320	59,042
8.75% 2020	26,370	41,709
3.125% 2021	45,675	52,508
1.75% 2022	70,400	71,889
6.00% 2026	27,500	40,777
4.375% 2039	69,125	93,989
3.875% 2040	56,230	70,744
3.75% 2041	41,925	51,647
4.75% 2041	34,588	49,869
0.25%-8.875% 2013-2042 (4)	341,240	373,941	23.09
		1,693,887	23.09

Federal agency bonds & notes - 7.02%
Freddie Mac:
0.375% 2014	75,250	75,400
1.00%-3.00% 2014-2017	84,425	87,683	2.22
Federal Home Loan Bank 1.00%-5.50% 2013-2020	116,830	123,938	1.69
Fannie Mae:
0.75% 2013	67,575	68,035
0.50%-6.625% 2014-2030	14,450	16,369	1.15
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 1.625% 2014	33,225	34,224	.47
Other securities		109,739	1.49
		515,388	7.02

Asset-backed obligations - 0.01%
Other securities		846	.01

Total bonds & notes (cost: $6,048,346,000)		6,279,715	85.59

	Principal		Percent
	amount	Value	of net
Short-term securities - 32.08%	(000)	(000)	assets
U.S. Treasury Bills 0.085%-0.18% due 9/6-11/8/2012	$755,800	$755,755	10.30
Fannie Mae 0.09%-0.175% due 10/1/2012-3/4/2013	554,800	554,657	7.56
Federal Home Loan Bank 0.105%-0.15% due 9/5-12/20/2012	422,600	422,529	5.76
Freddie Mac 0.10%-0.22% due 10/1/2012-7/8/2013	398,425	398,252	5.43
General Electric Co. 0.13%-0.16% due 9/4-9/13/2012	119,700	119,695	1.63
Federal Farm Credit Banks 0.10% due 9/6/2012	42,800	42,799	.59
Paccar Financial Corp. 0.12% due 9/12-9/14/2012	42,000	41,998	.57
Other securities		17,499	.24

Total short-term securities (cost: $2,353,120,000)		2,353,184	32.08

Total investment securities (cost: $8,401,466,000)		8,632,899	117.67
Other assets less liabilities		(1,296,313)	(17.67)

Net assets		$7,336,586	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $28,905,000, which represented .39% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) A portion or all of the security purchased on a TBA basis.
(3) Coupon rate may change periodically.
(4) Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation
TBA = To be announced

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value (cost: $8,401,466)		$8,632,899
Cash		76
Receivables for:
Sales of investments	$459,692
Sales of fund's shares	12,359
Interest	20,924	492,975
		9,125,950
Liabilities:
Payables for:
Purchases of investments	1,766,643
Repurchases of fund's shares	16,027
Dividends on fund's shares	405
Investment advisory services	1,220
Services provided by related parties	4,808
Trustees' deferred compensation	189
Other	72	1,789,364
Net assets at August 31, 2012		$7,336,586

Net assets consist of:
Capital paid in on shares of beneficial interest		$6,947,447
Undistributed net investment income		-	*
Undistributed net realized gain		157,706
Net unrealized appreciation		231,433
Net assets at August 31, 2012		$7,336,586

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (501,637 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$4,244,715	290,231	$14.63
Class B	109,790	7,507	14.63
Class C	535,929	36,644	14.63
Class F-1	199,784	13,660	14.63
Class F-2	63,072	4,313	14.63
Class 529-A	201,933	13,807	14.63
Class 529-B	10,333	706	14.63
Class 529-C	100,203	6,851	14.63
Class 529-E	12,724	870	14.63
Class 529-F-1	12,591	861	14.63
Class R-1	19,398	1,326	14.63
Class R-2	223,824	15,304	14.63
Class R-3	213,627	14,607	14.63
Class R-4	206,068	14,090	14.63
Class R-5	170,473	11,656	14.63
Class R-6	1,012,122	69,204	14.63

(*) Amount less than one thousand.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2012	(dollars in thousands)

Investment income:
Income:
Interest		$100,359

Fees and expenses*:
Investment advisory services	14,402
Distribution services	22,092
Transfer agent services	8,735
Administrative services	1,705
Reports to shareholders	359
Registration statement and prospectus	270
Trustees' compensation	65
Auditing and legal	112
Custodian	17
State and local taxes	32
Other	385	48,174
Net investment income		52,185

Net realized gain and unrealized depreciation
on investments:
Net realized gain on investments		270,246
Net unrealized depreciation on investments		(23,312)
Net realized gain and unrealized depreciation
on investments		246,934
Net increase in net assets resulting
from operations		$299,119

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended August 31
	2012	2011
Operations:
Net investment income	$52,185	$125,829
Net realized gain on investments	270,246	215,175
Net unrealized depreciation on investments	(23,312)	(133,199)
Net increase in net assets resulting from operations	299,119	207,805

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(80,850)	(137,340)
Distributions from net realized gain on investments	(150,544)	(243,093)
Total dividends and distributions paid or accrued to shareholders	(231,394)	(380,433)

Net capital share transactions	669,723	(1,053,708)

Total increase (decrease) in net assets	737,448	(1,226,336)

Net assets:
Beginning of year	6,599,138	7,825,474
End of year (including undistributed net investment income of less than
$1 and distributions in excess of net investment income of $(204), respectively)	$7,336,586	$6,599,138

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The American Funds Income Series (the "trust")  is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks a high level of current income, as well as preservation of capital, by investing primarily in securities guaranteed or sponsored by the U.S. government.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2012, all of the fund’s investment securities were classified as Level 2.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Certain investment techniques

Mortgage dollar rolls – The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

6.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state tax authorities for tax years before 2007.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2012, the fund reclassified $28,881,000 from undistributed net realized gain to undistributed net investment income, and $12,000 from undistributed net investment income and $19,376,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$88,703
Undistributed long-term capital gain	71,407
Gross unrealized appreciation on investment securities	229,720
Gross unrealized depreciation on investment securities	(96)
Net unrealized appreciation on investment securities	229,624
Cost of investment securities	8,403,275

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2012			Year ended August 31, 2011
	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued
Share class
Class A	76,719	$64,018	$140,737	$154,747	$80,406	$235,153
Class B	1,562	2,193	3,755	6,042	4,024	10,066
Class C	5,543	8,088	13,631	16,636	11,152	27,788
Class F-1	3,444	2,840	6,284	6,467	3,293	9,760
Class F-2	1,279	964	2,243	2,228	1,136	3,364
Class 529-A	3,279	2,800	6,079	6,218	3,237	9,455
Class 529-B	123	192	315	523	361	884
Class 529-C	930	1,441	2,371	2,565	1,710	4,275
Class 529-E	168	165	333	362	207	569
Class 529-F-1	222	165	387	405	197	602
Class R-1	213	309	522	568	381	949
Class R-2	2,383	3,415	5,798	6,238	4,080	10,318
Class R-3	3,062	3,156	6,218	6,196	3,507	9,703
Class R-4	3,624	2,988	6,612	5,827	2,916	8,743
Class R-5	3,211	2,299	5,510	4,710	2,225	6,935
Class R-6	18,376	12,223	30,599	28,964	12,905	41,869
Total	$124,138	$107,256	$231,394	$248,696	$131,737	$380,433

7.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2012, the investment advisory services fee was $14,402,000, which was equivalent to an annualized rate of 0.204% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period September 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended August 31, 2012, the total transfer agent services fee paid under these agreements was $8,735,000, of which $8,246,000 was paid by the fund to AFS and $489,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period September 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended August 31, 2012, total fees paid to CRMC for performing administrative services were $1,705,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended August 31, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$10,082	$5,817	$281	Not applicable
Class B	1,329	177	Not applicable	Not applicable
Class C	5,274	697	271	Not applicable
Class F-1	474	172	94	Not applicable
Class F-2	Not applicable	62	30	Not applicable
Class 529-A	425	198	96	$190
Class 529-B	119	14	6	12
Class 529-C	965	108	49	97
Class 529-E	57	10	6	12
Class 529-F-1	-	12	6	11
Class R-1	197	23	10	Not applicable
Class R-2	1,647	802	116	Not applicable
Class R-3	1,023	381	112	Not applicable
Class R-4	500	183	115	Not applicable
Class R-5	Not applicable	77	78	Not applicable
Class R-6	Not applicable	2	435	Not applicable
Total class-specific expenses	$22,092	$8,735	$1,705	$322

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $65,000, shown on the accompanying financial statements, includes $57,000 in current fees (either paid in cash or deferred) and a net increase of $8,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

8.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2012
Class A	$1,329,048	91,421	$137,062	9,501	$(1,174,376)	(80,982)	$291,734	19,940
Class B	20,160	1,383	3,663	255	(69,207)	(4,769)	(45,384)	(3,131)
Class C	179,685	12,366	13,109	910	(158,492)	(10,925)	34,302	2,351
Class F-1	158,461	10,898	6,224	431	(139,038)	(9,559)	25,647	1,770
Class F-2	36,512	2,513	2,050	142	(27,163)	(1,876)	11,399	779
Class 529-A	60,858	4,193	6,087	422	(39,179)	(2,697)	27,766	1,918
Class 529-B	2,283	157	315	22	(6,252)	(431)	(3,654)	(252)
Class 529-C	28,866	1,989	2,378	165	(22,107)	(1,521)	9,137	633
Class 529-E	5,090	351	333	23	(2,903)	(200)	2,520	174
Class 529-F-1	5,420	374	387	27	(3,523)	(243)	2,284	158
Class R-1	8,392	577	521	36	(6,993)	(482)	1,920	131
Class R-2	92,869	6,391	5,799	403	(87,675)	(6,044)	10,993	750
Class R-3	101,016	6,953	6,214	431	(87,056)	(6,001)	20,174	1,383
Class R-4	78,940	5,443	6,625	460	(62,333)	(4,297)	23,232	1,606
Class R-5	90,978	6,255	5,521	382	(54,981)	(3,794)	41,518	2,843
Class R-6	289,437	19,981	30,698	2,127	(104,000)	(7,151)	216,135	14,957
Total net increase
(decrease)	$2,488,015	171,245	$226,986	15,737	$(2,045,278)	(140,972)	$669,723	46,010

Year ended August 31, 2011
Class A	$974,577	68,211	$224,958	16,156	$(2,061,431)	(145,385)	$(861,896)	(61,018)
Class B	19,315	1,347	9,560	688	(134,822)	(9,501)	(105,947)	(7,466)
Class C	131,496	9,186	25,842	1,861	(312,685)	(22,102)	(155,347)	(11,055)
Class F-1	73,742	5,199	9,070	651	(112,626)	(7,899)	(29,814)	(2,049)
Class F-2	24,143	1,688	2,973	213	(40,660)	(2,870)	(13,544)	(969)
Class 529-A	46,085	3,236	9,413	676	(55,299)	(3,913)	199	(1)
Class 529-B	2,396	167	882	64	(12,168)	(856)	(8,890)	(625)
Class 529-C	22,263	1,561	4,263	307	(29,679)	(2,093)	(3,153)	(225)
Class 529-E	1,906	134	558	40	(3,695)	(262)	(1,231)	(88)
Class 529-F-1	2,212	156	599	43	(4,082)	(288)	(1,271)	(89)
Class R-1	8,517	595	944	68	(12,216)	(861)	(2,755)	(198)
Class R-2	74,208	5,213	10,280	740	(109,780)	(7,745)	(25,292)	(1,792)
Class R-3	79,205	5,576	9,663	695	(94,540)	(6,671)	(5,672)	(400)
Class R-4	71,616	5,057	8,714	626	(63,626)	(4,483)	16,704	1,200
Class R-5	59,899	4,194	6,920	497	(70,755)	(4,963)	(3,936)	(272)
Class R-6	251,106	17,699	41,815	3,000	(144,784)	(10,135)	148,137	10,564
Total net increase
(decrease)	$1,842,686	129,219	$366,454	26,325	$(3,262,848)	(230,027)	$(1,053,708)	(74,483)

*Includes exchanges between share classes of the fund.

9.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,171,377,000 and $18,668,746,000, respectively, during the year ended August 31, 2012.

Financial highlights

		Income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(3)	Ratio of net income (loss) to average net assets(3)
Class A:
Year ended 8/31/2012	$14.48	$.12	$.52	$.64	$(.18)	$(.31)	$(.49)	$14.63	4.50%	$4,245	.60%	.60%	.82%
Year ended 8/31/2011	14.76	.28	.23	.51	(.30)	(.49)	(.79)	14.48	3.73	3,915	.61	.61	1.92
Year ended 8/31/2010	14.11	.38	.70	1.08	(.39)	(.04)	(.43)	14.76	7.81	4,891	.62	.62	2.66
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.43	4,745	.64	.63	3.05
Year ended 8/31/2008	13.35	.54	.22	.76	(.55)	-	(.55)	13.56	5.73	2,602	.77	.74	3.95
Class B:
Year ended 8/31/2012	14.48	.01	.52	.53	(.07)	(.31)	(.38)	14.63	3.73	110	1.35	1.35	.10
Year ended 8/31/2011	14.76	.17	.23	.40	(.19)	(.49)	(.68)	14.48	2.95	154	1.37	1.37	1.16
Year ended 8/31/2010	14.11	.27	.70	.97	(.28)	(.04)	(.32)	14.76	7.00	267	1.38	1.38	1.92
Year ended 8/31/2009	13.56	.32	.57	.89	(.34)	-	(.34)	14.11	6.64	356	1.39	1.38	2.31
Year ended 8/31/2008	13.35	.44	.22	.66	(.45)	-	(.45)	13.56	4.99	203	1.46	1.44	3.27
Class C:
Year ended 8/31/2012	14.48	- (4)	.52	.52	(.06)	(.31)	(.37)	14.63	3.68	536	1.40	1.40	.02
Year ended 8/31/2011	14.76	.16	.23	.39	(.18)	(.49)	(.67)	14.48	2.90	497	1.42	1.42	1.12
Year ended 8/31/2010	14.11	.26	.70	.96	(.27)	(.04)	(.31)	14.76	6.95	669	1.43	1.43	1.85
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.59	686	1.43	1.42	2.24
Year ended 8/31/2008	13.35	.43	.22	.65	(.44)	-	(.44)	13.56	4.95	244	1.50	1.47	3.19
Class F-1:
Year ended 8/31/2012	14.48	.12	.52	.64	(.18)	(.31)	(.49)	14.63	4.51	200	.61	.61	.81
Year ended 8/31/2011	14.76	.27	.23	.50	(.29)	(.49)	(.78)	14.48	3.70	172	.63	.63	1.90
Year ended 8/31/2010	14.11	.37	.70	1.07	(.38)	(.04)	(.42)	14.76	7.78	206	.65	.65	2.62
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.42	185	.65	.65	3.05
Year ended 8/31/2008	13.35	.54	.22	.76	(.55)	-	(.55)	13.56	5.79	142	.70	.67	4.01
Class F-2:
Year ended 8/31/2012	14.48	.15	.52	.67	(.21)	(.31)	(.52)	14.63	4.76	63	.37	.37	1.04
Year ended 8/31/2011	14.76	.31	.23	.54	(.33)	(.49)	(.82)	14.48	3.96	51	.38	.38	2.13
Year ended 8/31/2010	14.11	.41	.70	1.11	(.42)	(.04)	(.46)	14.76	8.06	66	.39	.39	2.86
Year ended 8/31/2009	13.56	.46	.57	1.03	(.48)	-	(.48)	14.11	7.67	57	.41	.41	3.24
Period from 8/7/2008 to 8/31/2008(5)	13.48	.03	.08	.11	(.03)	-	(.03)	13.56	.85	1	.03	.03	.25
Class 529-A:
Year ended 8/31/2012	14.48	.11	.52	.63	(.17)	(.31)	(.48)	14.63	4.42	202	.69	.69	.72
Year ended 8/31/2011	14.76	.27	.23	.50	(.29)	(.49)	(.78)	14.48	3.64	172	.69	.69	1.84
Year ended 8/31/2010	14.11	.37	.70	1.07	(.38)	(.04)	(.42)	14.76	7.73	175	.70	.70	2.57
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.37	145	.70	.69	2.99
Year ended 8/31/2008	13.35	.53	.22	.75	(.54)	-	(.54)	13.56	5.70	68	.79	.76	3.93
Class 529-B:
Year ended 8/31/2012	14.48	(.01)	.52	.51	(.05)	(.31)	(.36)	14.63	3.60	10	1.48	1.48	(.03)
Year ended 8/31/2011	14.76	.15	.23	.38	(.17)	(.49)	(.66)	14.48	2.83	14	1.48	1.48	1.04
Year ended 8/31/2010	14.11	.25	.70	.95	(.26)	(.04)	(.30)	14.76	6.87	23	1.50	1.50	1.79
Year ended 8/31/2009	13.56	.30	.57	.87	(.32)	-	(.32)	14.11	6.51	25	1.51	1.50	2.19
Year ended 8/31/2008	13.35	.42	.22	.64	(.43)	-	(.43)	13.56	4.85	16	1.60	1.57	3.14
Class 529-C:
Year ended 8/31/2012	14.48	(.01)	.52	.51	(.05)	(.31)	(.36)	14.63	3.62	100	1.47	1.47	(.05)
Year ended 8/31/2011	14.76	.15	.23	.38	(.17)	(.49)	(.66)	14.48	2.83	90	1.48	1.48	1.06
Year ended 8/31/2010	14.11	.25	.70	.95	(.26)	(.04)	(.30)	14.76	6.87	95	1.49	1.49	1.78
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.52	78	1.50	1.49	2.19
Year ended 8/31/2008	13.35	.42	.22	.64	(.43)	-	(.43)	13.56	4.87	40	1.58	1.55	3.14
Class 529-E:
Year ended 8/31/2012	14.48	.07	.52	.59	(.13)	(.31)	(.44)	14.63	4.16	13	.94	.94	.46
Year ended 8/31/2011	14.76	.23	.23	.46	(.25)	(.49)	(.74)	14.48	3.36	10	.97	.97	1.57
Year ended 8/31/2010	14.11	.33	.70	1.03	(.34)	(.04)	(.38)	14.76	7.42	12	.98	.98	2.28
Year ended 8/31/2009	13.56	.38	.57	.95	(.40)	-	(.40)	14.11	7.07	9	.99	.98	2.71
Year ended 8/31/2008	13.35	.49	.22	.71	(.50)	-	(.50)	13.56	5.40	5	1.07	1.04	3.66

Class 529-F-1:
Year ended 8/31/2012	$14.48	$.14	$.52	$.66	$(.20)	$(.31)	$(.51)	$14.63	4.65%	$13	.47%	.47%	.94%
Year ended 8/31/2011	14.76	.30	.23	.53	(.32)	(.49)	(.81)	14.48	3.87	10	.48	.48	2.06
Year ended 8/31/2010	14.11	.40	.70	1.10	(.41)	(.04)	(.45)	14.76	7.95	12	.49	.49	2.78
Year ended 8/31/2009	13.56	.45	.57	1.02	(.47)	-	(.47)	14.11	7.59	9	.50	.49	3.21
Year ended 8/31/2008	13.35	.56	.22	.78	(.57)	-	(.57)	13.56	5.93	5	.57	.54	4.15
Class R-1:
Year ended 8/31/2012	14.48	.01	.52	.53	(.07)	(.31)	(.38)	14.63	3.70	19	1.38	1.38	.04
Year ended 8/31/2011	14.76	.16	.23	.39	(.18)	(.49)	(.67)	14.48	2.91	17	1.41	1.41	1.13
Year ended 8/31/2010	14.11	.26	.70	.96	(.27)	(.04)	(.31)	14.76	6.94	21	1.44	1.44	1.81
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.57	14	1.45	1.45	2.24
Year ended 8/31/2008	13.35	.43	.22	.65	(.44)	-	(.44)	13.56	4.89	9	1.56	1.53	3.16
Class R-2:
Year ended 8/31/2012	14.48	.01	.52	.53	(.07)	(.31)	(.38)	14.63	3.71	224	1.37	1.37	.05
Year ended 8/31/2011	14.76	.16	.23	.39	(.18)	(.49)	(.67)	14.48	2.91	211	1.41	1.40	1.13
Year ended 8/31/2010	14.11	.26	.70	.96	(.27)	(.04)	(.31)	14.76	6.95	241	1.45	1.43	1.85
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.58	204	1.49	1.44	2.26
Year ended 8/31/2008	13.35	.44	.22	.66	(.45)	-	(.45)	13.56	4.97	136	1.61	1.46	3.24
Class R-3:
Year ended 8/31/2012	14.48	.07	.52	.59	(.13)	(.31)	(.44)	14.63	4.14	214	.95	.95	.47
Year ended 8/31/2011	14.76	.22	.23	.45	(.24)	(.49)	(.73)	14.48	3.34	191	.98	.98	1.55
Year ended 8/31/2010	14.11	.32	.70	1.02	(.33)	(.04)	(.37)	14.76	7.39	201	1.01	1.01	2.26
Year ended 8/31/2009	13.56	.37	.57	.94	(.39)	-	(.39)	14.11	7.02	174	1.03	1.02	2.68
Year ended 8/31/2008	13.35	.49	.22	.71	(.50)	-	(.50)	13.56	5.40	118	1.07	1.04	3.67
Class R-4:
Year ended 8/31/2012	14.48	.12	.52	.64	(.18)	(.31)	(.49)	14.63	4.50	206	.61	.61	.80
Year ended 8/31/2011	14.76	.27	.23	.50	(.29)	(.49)	(.78)	14.48	3.69	181	.64	.64	1.89
Year ended 8/31/2010	14.11	.37	.70	1.07	(.38)	(.04)	(.42)	14.76	7.76	167	.67	.67	2.61
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.39	159	.69	.68	3.02
Year ended 8/31/2008	13.35	.54	.22	.76	(.55)	-	(.55)	13.56	5.77	91	.72	.69	4.02
Class R-5:
Year ended 8/31/2012	14.48	.16	.52	.68	(.22)	(.31)	(.53)	14.63	4.80	170	.32	.32	1.09
Year ended 8/31/2011	14.76	.31	.23	.54	(.33)	(.49)	(.82)	14.48	4.01	128	.34	.34	2.19
Year ended 8/31/2010	14.11	.41	.70	1.11	(.42)	(.04)	(.46)	14.76	8.09	134	.36	.36	2.86
Year ended 8/31/2009	13.56	.46	.57	1.03	(.48)	-	(.48)	14.11	7.71	51	.38	.37	3.37
Year ended 8/31/2008	13.35	.58	.22	.80	(.59)	-	(.59)	13.56	6.10	281	.41	.38	4.26
Class R-6:
Year ended 8/31/2012	14.48	.17	.52	.69	(.23)	(.31)	(.54)	14.63	4.86	1,012	.27	.27	1.14
Year ended 8/31/2011	14.76	.32	.23	.55	(.34)	(.49)	(.83)	14.48	4.06	786	.29	.29	2.25
Year ended 8/31/2010	14.11	.42	.70	1.12	(.43)	(.04)	(.47)	14.76	8.14	645	.31	.31	2.94
Period from 5/1/2009 to 8/31/2009(5)	14.07	.15	.05	.20	(.16)	-	(.16)	14.11	1.41	404	.11	.11	1.10

	Year ended August 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	353%	212%	95%	166%	92%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Amount less than $.01.
(5)Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The American Funds Income Series – U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series – U.S. Government Securities Fund (the “Fund”), including the summary investment portfolio, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Income Series – U.S. Government Securities Fund as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 15, 2012

Expense example
                                                                                                                                                     unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2012, through August 31, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2012	Ending account value 8/31/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,021.20	$3.05	.60%
Class A -- assumed 5% return	1,000.00	1,022.12	3.05	.60
Class B -- actual return	1,000.00	1,017.46	6.80	1.34
Class B -- assumed 5% return	1,000.00	1,018.40	6.80	1.34
Class C -- actual return	1,000.00	1,017.22	7.05	1.39
Class C -- assumed 5% return	1,000.00	1,018.15	7.05	1.39
Class F-1 -- actual return	1,000.00	1,021.22	3.05	.60
Class F-1 -- assumed 5% return	1,000.00	1,022.12	3.05	.60
Class F-2 -- actual return	1,000.00	1,022.42	1.88	.37
Class F-2 -- assumed 5% return	1,000.00	1,023.28	1.88	.37
Class 529-A -- actual return	1,000.00	1,020.79	3.50	.69
Class 529-A -- assumed 5% return	1,000.00	1,021.67	3.51	.69
Class 529-B -- actual return	1,000.00	1,016.85	7.40	1.46
Class 529-B -- assumed 5% return	1,000.00	1,017.80	7.41	1.46
Class 529-C -- actual return	1,000.00	1,016.85	7.40	1.46
Class 529-C -- assumed 5% return	1,000.00	1,017.80	7.41	1.46
Class 529-E -- actual return	1,000.00	1,019.49	4.77	.94
Class 529-E -- assumed 5% return	1,000.00	1,020.41	4.77	.94
Class 529-F-1 -- actual return	1,000.00	1,021.91	2.39	.47
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.77	2.39	.47
Class R-1 -- actual return	1,000.00	1,017.28	7.00	1.38
Class R-1 -- assumed 5% return	1,000.00	1,018.20	7.00	1.38
Class R-2 -- actual return	1,000.00	1,017.27	7.05	1.39
Class R-2 -- assumed 5% return	1,000.00	1,018.15	7.05	1.39
Class R-3 -- actual return	1,000.00	1,019.46	4.82	.95
Class R-3 -- assumed 5% return	1,000.00	1,020.36	4.82	.95
Class R-4 -- actual return	1,000.00	1,021.17	3.10	.61
Class R-4 -- assumed 5% return	1,000.00	1,022.07	3.10	.61
Class R-5 -- actual return	1,000.00	1,022.71	1.58	.31
Class R-5 -- assumed 5% return	1,000.00	1,023.58	1.58	.31
Class R-6 -- actual return	1,000.00	1,022.98	1.32	.26
Class R-6 -- assumed 5% return	1,000.00	1,023.83	1.32	.26

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information
     unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2012:

Long-term capital gains	$107,256,000
U.S. government income that may be exempt from state taxation	$25,513,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through March 31, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing a high level of current income as well as preserving capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2012 (the most recent calendar quarter-end):
			10 years/
	1 year	5 years	Life of class1
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–2.65%	4.59%	3.73%
Not reflecting CDSC	2.34	4.93	3.73

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	1.29	4.88	3.52
Not reflecting CDSC	2.29	4.88	3.52

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	3.09	5.70	4.33

Class F-2 shares3 — first sold 8/7/08
Not reflecting annual asset-based fee charged
by sponsoring firm	3.34	—	6.11

Class 529-A shares4
Reflecting 3.75% maximum sales charge	–0.84	4.83	3.87
Not reflecting maximum sales charge	3.01	5.63	4.27

Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–2.78	4.46	3.59
Not reflecting CDSC	2.21	4.80	3.59

Class 529-C shares4
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	1.22	4.81	3.44
Not reflecting CDSC	2.21	4.81	3.44

Class 529-E shares3,4	2.75	5.34	3.97

Class 529-F-1 shares3,4 — first sold 10/11/02
Not reflecting annual asset-based fee charged
by sponsoring firm	3.24	5.86	4.47

1Applicable to Class F-2 and 529-F-1 shares only. All other share classes reflect 10-year results.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

William H. Baribault, 67	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

James G. Ellis, 65	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 66	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 67	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 66	2005	Private investor
Chairman of the Board
(Independent and Non-Executive)

Merit E. Janow, 54	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 57	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Frank M. Sanchez, 69	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 54	2010	President and CEO, Margaret Spellings & Company
		(public policy and strategic consulting); President,
		U.S. Forum for Policy Innovation and Senior Advisor
		to the President and CEO, U.S. Chamber of
		Commerce; former United States Secretary of
		Education, United States Department of Education

Steadman Upham, Ph.D., 63	2007	President and University Professor, The University
		of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

William H. Baribault, 67	58	None

James G. Ellis, 65	62	Quiksilver, Inc.

Leonard R. Fuller, 66	62	None

W. Scott Hedrick, 67	58	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 66	64	JPMorgan Value Opportunities Fund, Inc.;
Chairman of the Board		The Swiss Helvetia Fund, Inc.
(Independent and Non-Executive)

Merit E. Janow, 54	61	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 57	58	None

Frank M. Sanchez, 69	58	None

Margaret Spellings, 54	61	None

Steadman Upham, Ph.D., 63	61	None

Lee A. Ault III, a trustee of the fund since 2010, and Martin Fenton, a trustee of the fund since 1989, have retired from the board. The trustees thank Mr. Ault and Mr. Fenton for their dedication and service to the fund.

See page 28 for footnotes.

“Interested” trustee5,6
Year first
elected a
	trustee or	Principal occupation(s) during past five years
Name, age and	officer of	and positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

John H. Smet, 56	1993	Senior Vice President — Fixed Income, Capital Research and Management Company; Director,
The Capital Group Companies, Inc.7

“Interested” trustee5,6
Number of
portfolios in
fund complex3
Name, age and	overseen
position with fund	by trustee	Other directorships4 held by trustee

John H. Smet, 56	17	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Thomas H. Høgh, 49	2004	Senior Vice President — Fixed Income, Capital
President		Research Company;7 Director, Capital Guardian
		Trust Company7

Kristine M. Nishiyama, 42	2003	Senior Vice President and Senior Counsel — Fund
Senior Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel, Capital Bank and Trust Company7

Kevin Adams, 56	2011	Vice President — Fixed Income, Capital Research
Vice President		Company; Senior Vice President, Capital International
		Research, Inc.7

Fergus N. MacDonald, 42	2011	Senior Vice President — Fixed Income, Capital
Vice President		Research Company;7 Director, Capital Research
		Company;7 Director, Capital International Research,
		Inc.7

Wesley K.-S. Phoa, 46	2011	Senior Vice President — Fixed Income, Capital
Vice President		Research Company;7 Senior Vice President, Capital
		International Research, Inc.;7 Vice President, Capital
		Strategy Research, Inc.7

Courtney R. Taylor, 37	2006	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and
		Management Company

Karl C. Grauman, 44	2012	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 48	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Dori Laskin, 61	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 37	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the officers listed, except Mr. Adams, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
7Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2012, portfolio of U.S. Government Securities Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of U.S. Government Securities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•American Funds Target Date Retirement Series®

•American Funds College Target Date SeriesSM

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit No. MFGEAR-922-1012P

Litho in USA DD/UNL/8058-S33525

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$79,000
2012	$94,000

b) Audit-Related Fees:
2011	$3,000
2012	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$7,000
2012	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$984,000
2012	$1,151,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$17,000
2012	$59,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,604,000 for fiscal year 2011 and $1,724,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

U.S. Government Securities Fund®
Investment portfolio

August 31, 2012

Bonds & notes — 85.59%	Principal amount (000)	Value (000)

FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS1 — 55.47%
Fannie Mae 3.418% 20172	$4,117	$4,508
Fannie Mae 10.50% 2018	605	675
Fannie Mae 5.50% 2023	13,702	14,955
Fannie Mae 6.00% 2024	1,328	1,481
Fannie Mae 3.50% 2025	4,107	4,371
Fannie Mae 3.50% 2025	3,401	3,620
Fannie Mae 3.50% 2025	3,142	3,345
Fannie Mae 3.50% 2025	595	633
Fannie Mae 3.50% 2025	595	633
Fannie Mae 3.50% 2025	195	208
Fannie Mae 10.717% 20252	1,122	1,251
Fannie Mae 6.00% 2026	79	88
Fannie Mae 2.50% 20273	25,000	25,977
Fannie Mae 3.00% 20273	507,887	535,900
Fannie Mae 3.00% 2027	28,363	29,982
Fannie Mae 3.50% 20273	2,784	2,961
Fannie Mae 4.50% 20273	7,240	7,815
Fannie Mae 6.50% 2027	2,914	3,290
Fannie Mae 6.50% 2027	2,388	2,696
Fannie Mae 5.00% 2028	2,095	2,295
Fannie Mae 6.00% 2028	3,384	3,729
Fannie Mae 6.00% 2028	2,105	2,320
Fannie Mae 6.00% 2028	442	487
Fannie Mae 8.00% 2031	1,341	1,578
Fannie Mae 2.402% 20332	1,073	1,148
Fannie Mae 5.00% 2033	7,795	8,587
Fannie Mae 2.762% 20352	728	782
Fannie Mae 5.00% 2035	22,176	24,401
Fannie Mae 5.50% 2036	103	113
Fannie Mae 5.552% 20362	2,595	2,757
Fannie Mae 6.00% 2036	2,992	3,306
Fannie Mae 6.00% 2036	826	913
Fannie Mae 5.00% 2037	16,931	18,649
Fannie Mae 5.164% 20372	834	885
Fannie Mae 5.50% 2037	5,091	5,592
Fannie Mae 6.00% 2037	12,778	14,080
Fannie Mae 6.00% 2037	10,950	12,098
Fannie Mae 6.00% 2037	7,181	7,934
Fannie Mae 6.00% 2037	6,750	7,457
Fannie Mae 6.00% 2037	4,608	5,091
Fannie Mae 6.00% 2037	3,154	3,484
Fannie Mae 6.00% 2037	1,982	2,190
Fannie Mae 6.00% 2037	1,000	1,105
Fannie Mae 6.00% 2037	666	735
Fannie Mae 6.00% 2037	602	665
Fannie Mae 6.00% 2037	420	465
Fannie Mae 6.00% 2037	396	438
Fannie Mae 6.50% 2037	2,611	2,937
Fannie Mae 6.50% 2037	1,648	1,854
Fannie Mae 6.50% 2037	1,587	1,810
Fannie Mae 6.50% 2037	1,498	1,663
Fannie Mae 6.50% 2037	647	719
Fannie Mae 7.00% 2037	1,909	2,146
Fannie Mae 7.00% 2037	908	1,020
Fannie Mae 7.00% 2037	55	62
Fannie Mae 7.50% 2037	212	243
Fannie Mae 5.00% 2038	14,433	15,867
Fannie Mae 5.00% 2038	10,227	11,266
Fannie Mae 5.50% 2038	22,788	25,009
Fannie Mae 5.50% 2038	7,671	8,419
Fannie Mae 5.50% 2038	6,986	7,667
Fannie Mae 5.50% 2038	5,247	5,758
Fannie Mae 5.513% 20382	3,830	4,105
Fannie Mae 6.00% 2038	92,251	101,968
Fannie Mae 6.00% 2038	60,881	67,261
Fannie Mae 6.00% 2038	36,462	40,283
Fannie Mae 6.00% 2038	21,373	23,566
Fannie Mae 6.00% 2038	19,000	20,963
Fannie Mae 6.00% 2038	17,406	19,283
Fannie Mae 6.00% 2038	17,289	19,100
Fannie Mae 6.00% 2038	5,772	6,374
Fannie Mae 6.00% 2038	5,492	6,045
Fannie Mae 6.00% 2038	4,523	4,997
Fannie Mae 6.00% 2038	3,000	3,314
Fannie Mae 6.00% 2038	2,778	3,069
Fannie Mae 6.00% 2038	2,301	2,540
Fannie Mae 6.00% 2038	1,690	1,867
Fannie Mae 6.00% 2038	1,586	1,732
Fannie Mae 6.00% 2038	1,407	1,552
Fannie Mae 6.00% 2038	1,176	1,297
Fannie Mae 6.00% 2038	969	1,068
Fannie Mae 6.00% 2038	865	956
Fannie Mae 6.50% 2038	3,797	4,264
Fannie Mae 7.00% 2038	3,359	3,775
Fannie Mae 6.00% 2039	66,893	73,902
Fannie Mae 6.00% 2039	32,650	36,072
Fannie Mae 6.00% 2039	23,000	25,402
Fannie Mae 6.00% 2039	5,750	6,349
Fannie Mae 6.00% 2039	4,464	4,932
Fannie Mae 6.00% 2039	3,470	3,819
Fannie Mae 3.243% 20402	12,751	13,445
Fannie Mae 3.537% 20402	1,430	1,514
Fannie Mae 4.00% 2040	88,047	94,548
Fannie Mae 4.00% 2040	18,724	20,106
Fannie Mae 4.00% 2040	15,822	16,990
Fannie Mae 4.00% 2040	7,611	8,344
Fannie Mae 4.17% 20402	4,253	4,540
Fannie Mae 4.408% 20402	7,546	8,068
Fannie Mae 4.50% 2040	107,050	116,227
Fannie Mae 4.50% 2040	2,014	2,248
Fannie Mae 4.50% 2040	1,396	1,516
Fannie Mae 5.00% 2040	35,611	39,249
Fannie Mae 5.00% 2040	1,588	1,787
Fannie Mae 6.00% 2040	16,413	18,132
Fannie Mae 6.00% 2040	7,383	8,141
Fannie Mae 6.00% 2040	5,248	5,768
Fannie Mae 6.00% 2040	1,452	1,604
Fannie Mae 3.267% 20412	9,806	10,337
Fannie Mae 3.494% 20412	5,182	5,483
Fannie Mae 3.50% 2041	24,720	26,439
Fannie Mae 3.585% 20412	7,653	8,114
Fannie Mae 3.758% 20412	9,905	10,537
Fannie Mae 4.00% 2041	39,608	42,533
Fannie Mae 4.00% 2041	38,104	41,775
Fannie Mae 4.00% 2041	26,462	28,416
Fannie Mae 4.00% 2041	25,741	27,642
Fannie Mae 4.00% 2041	19,167	20,583
Fannie Mae 4.00% 2041	18,280	19,635
Fannie Mae 4.00% 2041	15,342	16,475
Fannie Mae 4.00% 2041	4,342	4,760
Fannie Mae 4.00% 2041	4,033	4,421
Fannie Mae 4.00% 2041	2,743	3,007
Fannie Mae 4.50% 2041	78,689	85,582
Fannie Mae 4.50% 2041	53,073	57,722
Fannie Mae 4.50% 2041	49,098	53,399
Fannie Mae 4.50% 2041	18,407	20,019
Fannie Mae 4.50% 2041	11,410	12,816
Fannie Mae 4.50% 2041	6,264	6,993
Fannie Mae 4.50% 2041	5,217	5,674
Fannie Mae 5.00% 2041	31,190	35,280
Fannie Mae 5.00% 2041	4,242	4,787
Fannie Mae 5.00% 2041	3,708	4,171
Fannie Mae 5.00% 2041	2,979	3,361
Fannie Mae 5.00% 2041	1,933	2,176
Fannie Mae 5.00% 2041	1,923	2,170
Fannie Mae 5.00% 2041	1,849	2,082
Fannie Mae 5.00% 2041	1,766	1,986
Fannie Mae 5.00% 2041	1,475	1,660
Fannie Mae 5.00% 2041	1,420	1,597
Fannie Mae 5.00% 2041	1,270	1,433
Fannie Mae 5.00% 2041	1,224	1,381
Fannie Mae 5.00% 2041	1,164	1,309
Fannie Mae 5.00% 2041	1,019	1,146
Fannie Mae 5.00% 2041	963	1,087
Fannie Mae 5.00% 2041	882	992
Fannie Mae 2.964% 20422	6,831	7,182
Fannie Mae 3.50% 20423	408,740	433,456
Fannie Mae 3.50% 2042	41,167	44,041
Fannie Mae 3.50% 2042	40,573	43,406
Fannie Mae 3.50% 2042	16,809	17,967
Fannie Mae 3.50% 2042	10,607	11,291
Fannie Mae 3.50% 2042	10,236	10,968
Fannie Mae 3.50% 2042	9,971	10,615
Fannie Mae 3.50% 2042	8,049	8,611
Fannie Mae 3.50% 2042	6,224	6,658
Fannie Mae 4.50% 20423	33,315	36,063
Fannie Mae 4.50% 2042	21,274	23,776
Fannie Mae 5.50% 20423	79,581	87,328
Fannie Mae 6.00% 20423	84,499	93,134
Fannie Mae 6.639% 20472	1,747	1,908
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	27,750	27,896
Fannie Mae, Series 2012-M5, Class A1, multifamily 1.787% 2022	1,874	1,931
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 2022	4,325	4,536
Fannie Mae, Series 2012-M3, Class 1-A2, multifamily 3.044% 2022	3,500	3,756
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	565	574
Fannie Mae, Series 2001-4, Class NA, 11.317% 20252	479	533
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	610	688
Fannie Mae, Series 2001-20, Class E, 9.595% 20312	32	37
Fannie Mae, Series 2003-M2, Class D, multifamily 4.68% 20332	9,273	10,593
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	5,432	5,624
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	9,262	10,488
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	3,046	2,831
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 2036	2,843	2,629
Fannie Mae, Series 2006-65, Class PF, 0.516% 20362	3,502	3,508
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	556	629
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	3,921	4,339
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	2,402	2,681
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 20392	563	640
Freddie Mac 10.00% 2025	479	531
Freddie Mac 6.00% 2026	2,718	2,978
Freddie Mac 6.00% 2027	5,792	6,348
Freddie Mac 2.727% 20352	3,602	3,866
Freddie Mac 5.857% 20362	4,129	4,440
Freddie Mac 2.399% 20372	452	475
Freddie Mac 5.50% 2037	3,044	3,330
Freddie Mac 6.50% 2037	1,108	1,229
Freddie Mac 6.50% 2037	424	470
Freddie Mac 4.81% 20382	2,135	2,300
Freddie Mac 5.50% 2038	44,966	49,141
Freddie Mac 5.50% 2038	22,818	24,958
Freddie Mac 5.50% 2038	16,600	18,142
Freddie Mac 5.50% 2038	3,802	4,166
Freddie Mac 5.50% 2038	374	409
Freddie Mac 6.00% 2038	14,099	15,593
Freddie Mac 5.50% 2039	46,742	51,126
Freddie Mac 3.189% 20402	2,562	2,697
Freddie Mac 3.266% 20412	8,454	8,912
Freddie Mac 3.414% 20412	10,872	11,514
Freddie Mac 4.50% 2041	4,269	4,757
Freddie Mac 5.00% 2041	9,717	10,862
Freddie Mac 5.50% 2041	30,942	33,844
Freddie Mac 4.50% 20423	32,775	35,264
Freddie Mac, Series K003, Class A2, multifamily 3.607% 2014	6,125	6,315
Freddie Mac, Series K501, Class A1, multifamily 1.337% 2016	4,200	4,279
Freddie Mac, Series 2356, Class GD, 6.00% 2016	1,232	1,310
Freddie Mac, Series K701, Class A2, multifamily 3.882% 20172	3,350	3,764
Freddie Mac, Series K705, Class A2, multifamily 2.303% 2018	2,112	2,219
Freddie Mac, Series K706, Class A2, multifamily 2.323% 2018	3,300	3,471
Freddie Mac, Series K704, Class A2, multifamily 2.412% 2018	3,225	3,408
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019	2,480	2,538
Freddie Mac, Series K709, Class A2, multifamily 2.086% 2019	1,870	1,947
Freddie Mac, Series K015, Class A1, multifamily 2.257% 2020	3,516	3,714
Freddie Mac, Series K009, Class A1, multifamily 2.757% 2020	1,873	2,005
Freddie Mac, Series K014, Class A1, multifamily 2.788% 2020	3,861	4,138
Freddie Mac, Series K013, Class A1, multifamily 2.902% 2020	4,042	4,349
Freddie Mac, Series K010, Class A1, multifamily 3.32% 20202	3,614	3,939
Freddie Mac, Series K011, Class A2, multifamily 4.084% 20202	4,200	4,879
Freddie Mac, Series 2289, Class NA, 11.428% 20202	222	248
Freddie Mac, Series K019, Class A1, multifamily 1.459% 2021	2,260	2,305
Freddie Mac, Series K017, Class A2, multifamily 2.873% 2021	4,300	4,584
Freddie Mac, Series 2289, Class NB, 10.736% 20222	77	84
Freddie Mac, Series 1567, Class A, 0.65% 20232	28	28
Freddie Mac, Series 2626, Class NG, 3.50% 2023	338	348
Freddie Mac, Series 1617, Class PM, 6.50% 2023	699	786
Freddie Mac, Series 2153, Class GG, 6.00% 2029	1,322	1,484
Freddie Mac, Series 3061, Class PN, 5.50% 2035	1,955	2,178
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	4,891	4,730
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	2,356	2,250
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	1,518	1,440
Freddie Mac, Series 3156, Class PF, 0.49% 20362	5,809	5,814
Freddie Mac, Series 3257, Class PA, 5.50% 2036	2,919	3,232
Freddie Mac, Series 3233, Class PA, 6.00% 2036	3,624	4,058
Freddie Mac, Series 3272, Class PA, 6.00% 2037	3,894	4,349
Government National Mortgage Assn. 10.00% 2019	334	391
Government National Mortgage Assn. 10.00% 2021	152	170
Government National Mortgage Assn. 3.00% 2026	30,270	32,399
Government National Mortgage Assn. 2.50% 2027	8,059	8,441
Government National Mortgage Assn. 3.00% 2027	7,910	8,467
Government National Mortgage Assn. 6.50% 2029	1,339	1,508
Government National Mortgage Assn. 6.50% 2032	1,358	1,529
Government National Mortgage Assn. 6.00% 2033	1,134	1,263
Government National Mortgage Assn. 5.50% 2034	2,195	2,433
Government National Mortgage Assn. 5.50% 2034	1,654	1,864
Government National Mortgage Assn. 6.00% 2034	1,395	1,553
Government National Mortgage Assn. 5.00% 2035	1,701	1,863
Government National Mortgage Assn. 5.00% 2035	1,335	1,461
Government National Mortgage Assn. 5.00% 2035	1,121	1,231
Government National Mortgage Assn. 5.50% 2035	2,828	3,135
Government National Mortgage Assn. 6.00% 2035	1,177	1,309
Government National Mortgage Assn. 4.50% 2036	745	812
Government National Mortgage Assn. 5.50% 2036	1,728	1,915
Government National Mortgage Assn. 5.50% 2036	1,651	1,857
Government National Mortgage Assn. 6.00% 2036	1,477	1,644
Government National Mortgage Assn. 6.00% 2037	2,264	2,519
Government National Mortgage Assn. 6.50% 2037	1,007	1,133
Government National Mortgage Assn. 5.50% 2038	2,917	3,259
Government National Mortgage Assn. 5.50% 2038	355	386
Government National Mortgage Assn. 6.00% 2038	2,506	2,823
Government National Mortgage Assn. 6.00% 2038	1,558	1,735
Government National Mortgage Assn. 6.00% 2038	1,370	1,544
Government National Mortgage Assn. 6.50% 2038	1,479	1,666
Government National Mortgage Assn. 6.50% 2038	1,068	1,203
Government National Mortgage Assn. 6.50% 2038	1,048	1,179
Government National Mortgage Assn. 6.50% 2038	1,002	1,147
Government National Mortgage Assn. 3.50% 20392	7,096	7,558
Government National Mortgage Assn. 4.00% 2039	3,244	3,568
Government National Mortgage Assn. 4.50% 2039	6,932	7,551
Government National Mortgage Assn. 4.50% 2039	3,257	3,548
Government National Mortgage Assn. 4.50% 2039	1,816	1,979
Government National Mortgage Assn. 5.00% 2039	6,191	6,871
Government National Mortgage Assn. 5.00% 2039	1,780	1,948
Government National Mortgage Assn. 5.50% 2039	3,060	3,390
Government National Mortgage Assn. 5.50% 2039	2,134	2,364
Government National Mortgage Assn. 5.50% 2039	1,891	2,119
Government National Mortgage Assn. 5.50% 2039	1,306	1,446
Government National Mortgage Assn. 5.50% 2039	1,094	1,212
Government National Mortgage Assn. 6.00% 2039	2,668	2,970
Government National Mortgage Assn. 6.00% 2039	2,104	2,342
Government National Mortgage Assn. 6.50% 2039	1,141	1,286
Government National Mortgage Assn. 4.50% 2040	15,254	16,618
Government National Mortgage Assn. 4.50% 2040	3,879	4,321
Government National Mortgage Assn. 4.50% 2040	3,487	3,803
Government National Mortgage Assn. 5.00% 2040	16,752	18,321
Government National Mortgage Assn. 5.00% 2040	3,666	4,078
Government National Mortgage Assn. 5.00% 2040	3,433	3,767
Government National Mortgage Assn. 5.00% 2040	1,572	1,721
Government National Mortgage Assn. 5.00% 2040	1,483	1,649
Government National Mortgage Assn. 5.00% 2040	1,417	1,550
Government National Mortgage Assn. 3.50% 2041	1,949	2,082
Government National Mortgage Assn. 4.00% 2041	4,888	5,377
Government National Mortgage Assn. 4.00% 2041	4,462	4,908
Government National Mortgage Assn. 4.00% 2041	372	398
Government National Mortgage Assn. 4.50% 2041	8,829	9,641
Government National Mortgage Assn. 4.50% 2041	6,531	7,131
Government National Mortgage Assn. 4.50% 2041	4,358	4,754
Government National Mortgage Assn. 5.00% 2041	1,782	1,949
Government National Mortgage Assn. 5.00% 2041	353	380
Government National Mortgage Assn. 5.50% 2041	1,125	1,222
Government National Mortgage Assn. 5.50% 2041	629	684
Government National Mortgage Assn. 5.50% 2041	362	394
Government National Mortgage Assn. 6.00% 2041	215	235
Government National Mortgage Assn. 6.50% 2041	9,201	10,524
Government National Mortgage Assn. 3.50% 20423	41,876	45,291
Government National Mortgage Assn. 3.50% 20423	5,000	5,415
Government National Mortgage Assn. 3.50% 2042	3,952	4,280
Government National Mortgage Assn. 3.50% 2042	2,076	2,219
Government National Mortgage Assn. 4.00% 2042	9,772	10,605
Government National Mortgage Assn. 4.00% 2042	4,022	4,365
Government National Mortgage Assn. 5.922% 2058	15,637	17,278
Government National Mortgage Assn. 6.172% 2058	381	421
Government National Mortgage Assn. 6.22% 2058	6,999	7,564
Government National Mortgage Assn., Series 2004-19, 5.00% 2031	2,176	2,191
Government National Mortgage Assn., Series 2003-116, Class JD, 5.00% 2032	8,628	9,204
Government National Mortgage Assn., Series 2003-46, 5.00% 2033	10,000	11,105
Government National Mortgage Assn., Series 2003, 6.116% 2058	3,689	4,122
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028	15,341	17,111
Vendee Mortgage Trust, Series 2008-1, Class GD, 5.25% 2032	23,955	28,264
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033	19,158	20,986
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035	7,369	8,416
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20194	9,780	10,018
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.795% 20482,4	1,384	1,388
National Credit Union Administration, Series 2011-M1, Class A1, 0.259% 20132	2,431	2,431
National Credit Union Administration, Series 2010-R2, Class 1A, 0.614% 20172	1,061	1,064
National Credit Union Administration, Series 2011-R3, Class 1A, 0.649% 20202	2,129	2,134
National Credit Union Administration, Series 2011-R1, Class 1A, 0.694% 20202	1,184	1,187
		4,069,594

U.S. TREASURY BONDS & NOTES — 23.09%
U.S. Treasury 1.375% 2012	83,505	83,714
U.S. Treasury 1.125% 2013	151,290	152,419
U.S. Treasury 1.875% 20135	16,281	16,771
U.S. Treasury 3.125% 2013	26,500	27,269
U.S. Treasury 0.25% 2014	34,300	34,317
U.S. Treasury 1.875% 2014	16,360	16,764
U.S. Treasury 2.375% 2014	33,750	35,254
U.S. Treasury 2.625% 2014	50,215	52,503
U.S. Treasury 1.875% 2015	22,870	23,900
U.S. Treasury 2.125% 2015	72,500	76,774
U.S. Treasury 11.25% 2015	90,530	114,803
U.S. Treasury 1.50% 2016	36,875	38,422
U.S. Treasury 2.125% 2016	58,100	61,681
U.S. Treasury 2.375% 2016	40,200	43,058
U.S. Treasury 4.50% 2016	14,950	17,077
U.S. Treasury 5.125% 2016	3,000	3,522
U.S. Treasury 7.50% 2016	6,250	8,075
U.S. Treasury 0.75% 2017	24,840	25,054
U.S. Treasury 0.875% 2017	43,500	44,166
U.S. Treasury 1.00% 2017	34,300	35,032
U.S. Treasury 2.50% 2017	64,000	69,853
U.S. Treasury 3.00% 2017	24,750	27,489
U.S. Treasury 3.25% 2017	44,850	50,379
U.S. Treasury 8.875% 2017	23,250	32,650
U.S. Treasury 3.50% 2018	51,320	59,042
U.S. Treasury 1.125% 2019	18,900	19,115
U.S. Treasury 8.75% 2020	26,370	41,709
U.S. Treasury 3.125% 2021	45,675	52,508
U.S. Treasury 1.75% 2022	70,400	71,889
U.S. Treasury 2.00% 2022	21,925	22,949
U.S. Treasury 6.00% 2026	27,500	40,777
U.S. Treasury 6.50% 2026	5,500	8,578
U.S. Treasury 6.25% 2030	10,500	16,767
U.S. Treasury 4.375% 2039	69,125	93,989
U.S. Treasury 3.875% 2040	56,230	70,744
U.S. Treasury 2.125% 20415	314	466
U.S. Treasury 3.75% 2041	41,925	51,647
U.S. Treasury 4.75% 2041	34,588	49,869
U.S. Treasury 3.00% 2042	2,700	2,892
		1,693,887

FEDERAL AGENCY BONDS & NOTES — 7.02%
Freddie Mac 0.375% 2014	75,250	75,400
Freddie Mac 2.50% 2014	13,000	13,484
Freddie Mac 3.00% 2014	22,750	23,943
Freddie Mac 1.75% 2015	33,375	34,762
Freddie Mac 1.00% 2017	15,300	15,494
Federal Home Loan Bank 1.625% 2013	19,500	19,714
Federal Home Loan Bank 3.625% 2013	10,000	10,385
Federal Home Loan Bank 2.375% 2014	16,500	17,037
Federal Home Loan Bank 5.50% 2014	20,500	22,603
Federal Home Loan Bank 2.75% 2015	8,500	9,022
Federal Home Loan Bank, Series 2816, 1.00% 2017	26,705	27,082
Federal Home Loan Bank 4.125% 2020	15,125	18,095
Fannie Mae 0.75% 2013	67,575	68,035
Fannie Mae 3.00% 2014	4,500	4,751
Fannie Mae 0.50% 2015	7,000	7,031
Fannie Mae 6.625% 2030	2,950	4,587
Tennessee Valley Authority, Series A, 3.875% 2021	4,200	4,959
Tennessee Valley Authority 1.875% 2022	18,350	18,458
Tennessee Valley Authority, 4.65% 2035	3,930	4,778
Tennessee Valley Authority 5.88% 2036	2,750	3,909
Tennessee Valley Authority 5.25% 2039	11,000	14,628
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	3,300	4,192
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 1.625% 2014	33,225	34,224
United States Agency for International Development, Republic of Egypt 4.45% 2015	19,000	21,269
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	5,000	6,628
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.25% 2012	12,450	12,515
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	2,178	2,367
Small Business Administration, Series 2001-20K, 5.34% 20211	1,043	1,153
Small Business Administration, Series 2001-20J, 5.76% 20211	444	492
Small Business Administration, Series 2001-20F, 6.44% 20211	1,487	1,668
Small Business Administration, Series 2003-20B, 4.84% 20231	4,169	4,622
Private Export Funding Corp. 1.45% 2019	5,250	5,294
Western Corp. 1.75% 2012	2,800	2,807
		515,388

ASSET-BACKED OBLIGATIONS1 — 0.01%
PE Environmental Funding LLC, Series 2007-A, Class A-1, 4.982% 2016	672	699
Oncor Electric Delivery Transition Bond Co. LLC, Series 2003-1, Class A-3, 4.95% 2015	144	147
		846

Total bonds & notes (cost: $6,048,346,000)		6,279,715

Short-term securities — 32.08%

U.S. Treasury Bills 0.085%–0.18% due 9/6–11/8/2012	755,800	755,755
Fannie Mae 0.09%–0.175% due 10/1/2012–3/4/2013	554,800	554,657
Federal Home Loan Bank 0.105%–0.15% due 9/5–12/20/2012	422,600	422,529
Freddie Mac 0.10%–0.22% due 10/1/2012–7/8/2013	398,425	398,252
General Electric Co. 0.13%–0.16% due 9/4–9/13/2012	119,700	119,695
Federal Farm Credit Banks 0.10% due 9/6/2012	42,800	42,799
Paccar Financial Corp. 0.12% due 9/12–9/14/2012	42,000	41,998
Chariot Funding, LLC 0.17% due 9/12/20124	17,500	17,499

Total short-term securities (cost: $2,353,120,000)		2,353,184

Total investment securities (cost: $8,401,466,000)		8,632,899
Other assets less liabilities		(1,296,313)

Net assets		$7,336,586

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2Coupon rate may change periodically.
3A portion or all of the security purchased on a TBA basis.
4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $28,905,000, which represented .39% of the net assets of the fund.
5Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation

TBA = To be announced

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-922-1012O-S32858

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
The American Funds Income Series — U.S. Government Securities Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The American Funds Income Series — U.S. Government Securities Fund (the “Fund”) as of August 31, 2012, and for the year then ended and have issued our report thereon dated October 15, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2012, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 15, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By /s/ Thomas H. Hogh
Thomas H. Hogh, President and Principal Executive Officer

Date: October 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Thomas H. Hogh
Thomas H. Hogh, President and Principal Executive Officer

Date: October 31, 2012

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: October 31, 2012